UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

CHORD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Proposed Notes Offering

On September 16, 2025, Chord Energy Corporation (the “Company,” “we,” or “our”) announced that it has commenced an offering of $500 million aggregate principal amount of new senior unsecured notes due 2030 (the “Notes”) in a private placement to eligible purchasers (the “Notes Offering”). The final terms and amounts of the Notes are subject to market and other conditions and may be materially different than expectations.

If (i) the consummation of the acquisition contemplated by the Purchase and Sale Agreement, dated September 15, 2025, by and between a subsidiary of the Company, XTO Energy, Inc. and certain of its affiliates (the “XTO Acquisition”) does not occur on or before June 30, 2026, which date may be extended by the Company at its option by written notice to the trustee for the Notes to not later than September 30, 2026 (such date, as it may be extended, the “Outside Date”) or (ii) prior thereto, the Company notifies the trustee in writing that it will not pursue the consummation of the XTO Acquisition (the earlier of the date of delivery of such notice described in clause (ii) and the Outside Date the “Special Mandatory Redemption Trigger Date”), the Notes will be subject to a special mandatory redemption at a redemption price equal to (a) if the Special Mandatory Redemption Trigger Date occurs on or before June 30, 2026, 100% of the principal amount of the Notes to be redeemed or (b) if the Special Mandatory Redemption Trigger Date occurs thereafter, 101% of the principal amount of the Notes to be redeemed, in each case, plus accrued and unpaid interest up to, but excluding, the date upon which the Notes will be redeemed.

The Notes will be offered in a private placement to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) and other applicable laws. Copies of the press release announcing the Notes Offering is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes in the Notes Offering or any other securities of the Company, and none of such information shall constitute an offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or any applicable exemption from registration under the Securities Act and applicable state securities laws.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in any such filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is or may be required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Information.

Pro Forma Financial Information

In connection with the Notes Offering, the Company is disclosing under Item 8.01 of this Current Report on Form 8-K the unaudited pro forma condensed combined financial information contained in Exhibit 99.2 attached hereto and which is incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Notes Offering and the use of proceeds therefrom, the XTO Acquisition, and our strategy, plans and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay, or negatively impact the Notes Offering or the XTO Acquisition, the timing of the special mandatory redemption, if any, in relation to the closing of the XTO Acquisition, and other financial, operational, and legal risks and uncertainties detailed from time to time in the Company’s cautionary statements contained in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, under the caption “Risk Factors,” as may be updated from time to time in the Company’s periodic filings with the SEC. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K occur, or should any underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2024; and

•	Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated September 16, 2025, announcing the Notes Offering.

99.2	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: September 16, 2025	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary